As filed with the Securities and Exchange Commission on May 1, 2013

Registration Nos. 333-184485*

*Also relates to Registration Nos. 333-184485-01 through 333-184485-63 as indicated herein

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 1

to

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

COPANO ENERGY, L.L.C.	Delaware	51-0411678
COPANO ENERGY FINANCE CORPORATION	Delaware	20-3151590
CANTERA GAS COMPANY LLC	Delaware	38-3432972
CDE PIPELINE LLC	Delaware	45-4765020
CHC LP HOLDINGS, L.L.C.	Delaware	20-1837842
CIMMARRON GATHERING, LP	Texas	20-2901110
CMW ENERGY SERVICES, L.L.C.	Delaware	26-1146666
COPANO ENERGY/MID-CONTINENT, L.L.C.	Delaware	20-3009666
COPANO ENERGY/ROCKY MOUNTAINS, L.L.C.	Delaware	26-1172414
COPANO ENERGY SERVICES GP, L.L.C.	Delaware	20-1862371
COPANO ENERGY SERVICES (TEXAS) GP, L.L.C.	Delaware	20-1862441
COPANO ENERGY SERVICES/TEXAS GULF COAST, L.P.	Texas	76-0650321
COPANO ENERGY SERVICES/UPPER GULF COAST, L.P.	Texas	76-0528374
COPANO FIELD SERVICES GP, L.L.C.	Delaware	20-1862487
COPANO FIELD SERVICES/AGUA DULCE, L.P.	Texas	76-0500639
COPANO FIELD SERVICES/CENTRAL GULF COAST, L.P.	Texas	76-0647522
COPANO FIELD SERVICES/CENTRAL GULF COAST GP, L.L.C.	Delaware	20-1863263
COPANO FIELD SERVICES/COPANO BAY, L.P.	Texas	76-0503487
COPANO FIELD SERVICES/KARNES, L.P.	Texas	20-0959499
COPANO FIELD SERVICES/LIVE OAK, L.P.	Texas	42-1532273
COPANO FIELD SERVICES/SOUTH TEXAS, L.P.	Texas	76-0503485
COPANO FIELD SERVICES/UPPER GULF COAST, L.P.	Texas	76-0528373
COPANO FIELD SERVICES/NORTH TEXAS, L.L.C.	Delaware	26-1586828
COPANO FIELD SERVICES/ROCKY MOUNTAINS, LLC	Delaware	26-2503299
COPANO FIELD FACILITIES/ROCKY MOUNTAINS, LLC	Delaware	26-4771131
COPANO HOUSTON CENTRAL, L.L.C.	Delaware	51-0409466
COPANO NATURAL GAS/ROCKY MOUNTAINS, LLC	Delaware	11-3693993
COPANO NGL SERVICES, L.P.	Texas	76-0647525
COPANO NGL SERVICES GP, L.L.C.	Delaware	20-1863192
COPANO NGL SERVICES (MARKHAM), L.L.C.	Delaware	27-0904927
COPANO PIPELINES GP, L.L.C.	Delaware	20-1862978
COPANO PIPELINES GROUP, L.L.C.	Delaware	51-0411715
COPANO PIPELINES (TEXAS) GP, L.L.C.	Delaware	20-1863012
COPANO PIPELINES/HEBBRONVILLE, L.P.	Texas	76-0665939
COPANO PIPELINES/ROCKY MOUNTAINS, LLC	Delaware	20-0659235
COPANO PIPELINES/SOUTH TEXAS, L.P.	Texas	76-0576084
COPANO PIPELINES/TEXAS GULF COAST, L.P.	Texas	76-0650304
COPANO PIPELINES/UPPER GULF COAST, L.P.	Texas	76-0528375
COPANO PIPELINES/NORTH TEXAS, L.L.C.	Delaware	27-1125058
COPANO LIBERTY, LLC	Delaware	26-3154210
COPANO DOUBLE EAGLE LLC	Delaware	26-4316438
COPANO PROCESSING, L.P.	Texas	76-0647499
COPANO PROCESSING GP, L.L.C.	Delaware	20-1863221
COPANO PROCESSING/LOUISIANA, LLC	Oklahoma	73-1493880
COPANO RISK MANAGEMENT, L.P.	Texas	20-3183275
COPANO/RED RIVER GATHERING GP, L.L.C.	Delaware	20-8921790
COPANO/RED RIVER GATHERING LP HOLDINGS, L.L.C.	Delaware	20-8921744
COPANO/WEBB-DUVAL PIPELINE, L.P.	Delaware	20-1686633
COPANO/WEBB-DUVAL PIPELINE GP, L.L.C.	Delaware	20-1686528
CPG LP HOLDINGS, L.L.C.	Delaware	20-1863129
CPNO SERVICES, L.P.	Texas	20-2071486
CPNO SERVICES GP, L.L.C.	Delaware	20-2071403
CPNO SERVICES LP HOLDINGS, L.L.C.	Delaware	20-2071326
CWDPL LP HOLDINGS, L.L.C.	Delaware	20-1863161
GREENWOOD GATHERING, L.L.C.	Delaware	26-1146730
ESTES COVE FACILITIES, L.L.C.	Texas	76-0593059
NUECES GATHERING, L.L.C.	Texas	81-0560211
SCISSORTAIL ENERGY, LLC	Delaware	74-2964091
ACP TEXAS, L.L.C.	Delaware	26-2565296
ALAMO CREEK PROPERTIES, L.L.C.	Delaware	26-1586906
RIVER VIEW PIPELINES, L.L.C.	Delaware	26-1586872
COPANO EAGLE FORD LLC	Delaware	27-1314541
HARRAH MIDSTREAM LLC	Delaware	45-0833350
(Exact name of each registrant as specified in its charter)	(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

1200 Smith Street, Suite 2300

Houston, Texas 77002

(Address of registrant’s principal executive offices)

David R. DeVeau
1001 Louisiana Street, Suite 1000

Houston, Texas 77002

(713) 369-9000

(Name, address and telephone number of agent for service)

Copy to:

Troy L. Harder

Bracewell & Giuliani LLP

711 Louisiana Street, Suite 2300

Houston, Texas  77002-2770

Telephone: (713) 221-1456

Approximate date of commencement of proposed sale to the public: Not applicable.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

COPANO ENERGY,  L.L.C.:

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

Copano Energy, L.L.C., Copano Energy Finance Corporation, Cantera Gas Company LLC, CDE Pipeline LLC, CHC LP Holdings, L.L.C., Cimmarron Gathering, LP, CMW Energy Services, L.L.C., Copano Energy/Mid-Continent, L.L.C., Copano Energy/Rocky Mountains, L.L.C., Copano Energy Services GP, L.L.C., Copano Energy Services (Texas) GP, L.L.C., Copano Energy Services/Texas Gulf Coast, L.P., Copano Energy Services/Upper Gulf Coast, L.P., Copano Field Services GP, L.L.C., Copano Field Services/Agua Dulce, L.P., Copano Field Services/Central Gulf Coast, L.P., Copano Field Services/Central Gulf Coast GP, L.L.C., Copano Field Services/Copano Bay, L.P., Copano Field Services/Karnes, L.P., Copano Field Services/Live Oak, L.P., Copano Field Services/South Texas, L.P., Copano Field Services/Upper Gulf Coast, L.P., Copano Field Services/North Texas, L.L.C., Copano Field Services/Rocky Mountains, LLC, Copano Field Facilities/Rocky Mountains, LLC, Copano Houston Central, L.L.C., Copano Natural Gas/Rocky Mountains, LLC, Copano NGL Services, L.P., Copano NGL Services GP, L.L.C., Copano NGL Services (Markham), L.L.C., Copano Pipelines GP, L.L.C., Copano Pipelines Group, L.L.C., Copano Pipelines (Texas) GP, L.L.C., Copano Pipelines/Hebbronville, L.P., Copano Pipelines/Rocky Mountains, LLC, Copano Pipelines/South Texas, L.P., Copano Pipelines/Texas Gulf Coast, L.P., Copano Pipelines/Upper Gulf Coast, L.P., Copano Pipelines/North Texas, L.L.C., Copano Liberty, LLC, Copano Double Eagle LLC, Copano Processing, L.P., Copano Processing GP, L.L.C., Copano Processing/Louisiana, LLC, Copano Risk Management, L.P., Copano/Red River Gathering GP, L.L.C., Copano/Red River Gathering LP Holdings, L.L.C., Copano/Webb-Duval Pipeline, L.P., Copano/Webb-Duval Pipeline Gp, L.L.C., CPG LP Holdings, L.L.C., CPNO Services, L.P., CPNO Services GP, L.L.C., CPNO Services LP Holdings, L.L.C., CWDPL LP Holdings, L.L.C., Greenwood Gathering, L.L.C., Estes Cove Facilities, L.L.C., Nueces Gathering, L.L.C., Scissortail Energy, LLC, ACP Texas, L.L.C., Alamo Creek Properties, L.L.C., River View Pipelines, L.L.C., Copano Eagle Ford LLC, Harrah Midstream LLC:

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☐
(Do not check if a smaller reporting company)

The registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

DEREGISTRATION OF UNSOLD SECURITIES

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (File Nos. 333-184485, 333-184485-01, 333-184485-02, 333-184485-03, 333-184485-04, 333-184485-05, 333-184485-06, 333-184485-07, 333-184485-08, 333-184485-09, 333-184485-10, 333-184485-11, 333-184485-12, 333-184485-13, 333-184485-14, 333-184485-15, 333-184485-16, 333-184485-17, 333-184485-18, 333-184485-19, 333-184485-20, 333-184485-21, 333-184485-22, 333-184485-23, 333-184485-24, 333-184485-25, 333-184485-26, 333-184485-27, 333-184485-28, 333-184485-29, 333-184485-30, 333-184485-31, 333-184485-32, 333-184485-33, 333-184485-34, 333-184485-35, 333-184485-36, 333-184485-37, 333-184485-38, 333-184485-39, 333-184485-40, 333-184485-41, 333-184485-42, 333-184485-43, 333-184485-44, 333-184485-45, 333-184485-46, 333-184485-47, 333-184485-48, 333-184485-49, 333-184485-50, 333-184485-51, 333-184485-52, 333-184485-53, 333-184485-54, 333-184485-55, 333-184485-56, 333-184485-57, 333-184485-58, 333-184485-59, 333-184485-60, 333-184485-61, 333-184485-62 and 333-184485-63) (the “Registration Statement”) initially filed with the Securities and Exchange Commission on October 10, 2012 by Copano Energy, L.L.C., a Delaware corporation (“Copano”), and Copano Energy Finance Corporation, a Delaware corporation (“Finance Corporation”), and Cantera Gas Company LLC, CDE Pipeline LLC, CHC LP Holdings, L.L.C., Cimmarron Gathering, LP, CMW Energy Services, L.L.C., Copano Energy/Mid-Continent, L.L.C., Copano Energy/Rocky Mountains, L.L.C., Copano Energy Services GP, L.L.C., Copano Energy Services (Texas) GP, L.L.C., Copano Energy Services/Texas Gulf Coast, L.P., Copano Energy Services/Upper Gulf Coast, L.P., Copano Field Services GP, L.L.C., Copano Field Services/Agua Dulce, L.P., Copano Field Services/Central Gulf Coast, L.P., Copano Field Services/Central Gulf Coast GP, L.L.C., Copano Field Services/Copano Bay, L.P., Copano Field Services/Karnes, L.P., Copano Field Services/Live Oak, L.P., Copano Field Services/South Texas, L.P., Copano Field Services/Upper Gulf Coast, L.P., Copano Field Services/North Texas, L.L.C., Copano Field Services/Rocky Mountains, LLC, Copano Field Facilities/Rocky Mountains, LLC, Copano Houston Central, L.L.C., Copano Natural Gas/Rocky Mountains, LLC, Copano NGL Services, L.P., Copano NGL Services GP, L.L.C., Copano NGL Services (Markham), L.L.C., Copano Pipelines Group, L.L.C., Copano Pipelines (Texas) GP, L.L.C., Copano Pipelines/Hebbronville, L.P., Copano Pipelines/Rocky Mountains, LLC, Copano Pipelines/South Texas, L.P., Copano Pipelines/Texas Gulf Coast, L.P., Copano Pipelines/Upper Gulf Coast, L.P., Copano Pipelines/North Texas, L.L.C., Copano Liberty, LLC, Copano Double Eagle LLC, Copano Processing, L.P., Copano Processing GP, L.L.C., Copano Processing/Louisiana, LLC, Copano Risk Management, L.P., Copano/Red River Gathering GP, L.L.C., Copano/Red River Gathering LP Holdings, L.L.C., Copano/Webb-Duval Pipeline, L.P., Copano/Webb-Duval Pipeline Gp, L.L.C., CPG LP Holdings, L.L.C., CPNO Services, L.P., CPNO Services GP, L.L.C., CPNO Services LP Holdings, L.L.C., CWDPL LP Holdings, L.L.C., Greenwood Gathering, L.L.C., Estes Cove Facilities, L.L.C., Nueces Gathering, L.L.C., Scissortail Energy, LLC, ACP Texas, L.L.C., Alamo Creek Properties, L.L.C., River View Pipelines, L.L.C., Copano Eagle Ford LLC, and Harrah Midstream LLC (collectively, the “Subsidiary Registrants”), to register an indeterminate amount of common units of Copano, debt securities and guarantees of debt securities (the “Registered Securities”), is being filed to deregister all unsold Registered Securities.

Effective on May 1, 2013, Kinder Morgan Energy Partners, L.P. (“KMP”) completed the acquisition of Copano Energy, L.L.C., a Delaware limited liability company, pursuant to the Agreement and Plan of Merger dated January 29, 2013 (the “Merger Agreement”), by and among KMP, Kinder Morgan G.P., Inc., a Delaware corporation, Copano, and Javelina Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of KMP.

Pursuant to the Merger Agreement, Javelina Merger Sub LLC was merged with and into Copano, with Copano surviving the merger as a wholly owned subsidiary of KMP (the “Merger”). Upon completion of the Merger, Copano became a direct, wholly owned subsidiary of KMP. As a result of the Merger, each outstanding Copano common unit was automatically converted into the right to receive the merger consideration described in the Merger Agreement.

As a result of the Merger, Copano, Finance Corporation and the Subsidiary Registrants have terminated all offerings of their securities pursuant to their existing registration statements, including the Registration Statement. In accordance with an undertaking made by Copano, Finance Corporation and the Subsidiary Registrants in the Registration Statement to remove by means of a post-effective amendment any securities that were registered under the Registration Statement which remain unsold at the termination of the offering, Copano, Finance Corporation, and the Subsidiary Registrants hereby de-register any and all of the Registered Securities which remained unsold at the effective time of the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Copano Energy, L.L.C. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

COPANO ENERGY, L.L.C.

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ STEVEN J. KEAN	President
Steven J. Kean	(Principal Executive Officer)

/S/ KIMBERLY A. DANG	Vice President and Chief Financial Officer
Kimberly A. Dang	(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of Kinder Morgan Management, LLC, the delegate of the general partner of Kinder Morgan Energy Partners, L.P., sole member of Copano Energy, L.L.C.
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Copano Energy Finance Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

COPANO ENERGY FINANCE CORPORATION

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ STEVEN J. KEAN	President and Director
Steven J. Kean	(Principal Executive Officer)

/S/ KIMBERLY A. DANG	Vice President and Chief Financial Officer
Kimberly A. Dang	(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Director
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

CPNO SERVICES GP, L.L.C.
CPNO SERVICES LP HOLDINGS, L.L.C.

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ STEVEN J. KEAN	President
Steven J. Kean	(Principal Executive Officer)

/S/ KIMBERLY A. DANG	Vice President and Chief Financial Officer
Kimberly A. Dang	(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of Copano Energy, L.L.C., the sole member
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

CPNO SERVICES, L.P.
COPANO RISK MANAGEMENT, L.P.

By:	CPNO Services GP, L.L.C., its general partner (the “General Partner”)

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ STEVEN J. KEAN	President of the General Partner
Steven J. Kean	(Principal Executive Officer)

/S/ KIMBERLY A. DANG	Vice President and Chief Financial Officer of the General Partner
Kimberly A. Dang
(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of the General Partner
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

COPANO/WEBB-DUVAL PIPELINE GP, L.L.C.
CWDPL LP HOLDINGS, L.L.C.
COPANO PIPELINES GROUP, L.L.C.
COPANO EAGLE FORD LLC
COPANO PROCESSING/LOUISIANA, LLC
COPANO HOUSTON CENTRAL, L.L.C.
COPANO ENERGY/MID-CONTINENT, L.L.C.
COPANO ENERGY/ROCKY MOUNTAINS, L.L.C.

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ DUANE KOKINDA	President
Duane Kokinda	(Principal Executive Officer)

/S/ JAMES SAUNDERS	Vice President and Chief Financial Officer
James Saunders	(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of Copano Energy, L.L.C., the sole member
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

COPANO/WEBB-DUVAL PIPELINE, L.P.

By:	Copano/Webb-Duval Pipeline GP, L.L.C., its general partner (the “General Partner”)

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ DUANE KOKINDA	President of the General Partner
Duane Kokinda	(Principal Executive Officer)

/S/ JAMES SAUNDERS	Vice President and Chief Financial Officer of the General Partner
James Saunders
(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of the General Partner
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

CPG LP HOLDINGS, L.L.C.
COPANO FIELD SERVICES/CENTRAL GULF COAST GP, L.L.C.
COPANO FIELD SERVICES/NORTH TEXAS, L.L.C.
COPANO PIPELINES/NORTH TEXAS, L.L.C.
COPANO DOUBLE EAGLE LLC

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ DUANE KOKINDA	President
Duane Kokinda	(Principal Executive Officer)

/S/ JAMES SAUNDERS	Vice President and Chief Financial Officer
James Saunders	(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of Copano Pipelines Group, L.L.C., the sole member
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

COPANO FIELD SERVICES/CENTRAL GULF COAST, L.P.

By:	Copano Field Services/Central Gulf Coast GP, L.L.C., its general partner (the “General Partner”)

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ DUANE KOKINDA	President of the General Partner
Duane Kokinda	(Principal Executive Officer)

/S/ JAMES SAUNDERS	Vice President and Chief Financial Officer of the General Partner
James Saunders
(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of the General Partner
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

COPANO FIELD SERVICES GP L.L.C.
COPANO PIPELINES GP, L.L.C.
COPANO PIPELINES (TEXAS) GP, L.L.C.
COPANO ENERGY SERVICES GP, L.L.C.
COPANO ENERGY SERVICES (TEXAS) GP, L.L.C.

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ DUANE KOKINDA	President
Duane Kokinda	(Principal Executive Officer)

/S/ JAMES SAUNDERS	Vice President and Chief Financial Officer
James Saunders	(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of Copano Pipelines Group, L.L.C., the sole member
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each  registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

COPANO FIELD SERVICES/KARNES, L.P.
COPANO FIELD SERVICES/COPANO BAY, L.P.
COPANO FIELD SERVICES/SOUTH TEXAS, L.P.
COPANO FIELD SERVICES/AGUA DULCE, L.P.
COPANO FIELD SERVICES/UPPER GULF COAST, L.P.
COPANO FIELD SERVICES/LIVE OAK, L.P.

By: Copano Field Services GP L.L.C., its general partner (the “General Partner”)

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ DUANE KOKINDA	President of the General Partner
Duane Kokinda	(Principal Executive Officer)

/S/ JAMES SAUNDERS	Vice President and Chief Financial Officer of the General Partner
James Saunders
(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of the General Partner
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

COPANO PIPELINES/SOUTH TEXAS, L.P.
COPANO PIPELINES/UPPER GULF COAST, L.P.
COPANO PIPELINES/HEBBRONVILLE, L.P.

By:	Copano Pipelines GP, L.L.C., its general partner (the “General Partner”)

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ DUANE KOKINDA	President of the General Partner
Duane Kokinda	(Principal Executive Officer)

/S/ JAMES SAUNDERS	Vice President and Chief Financial Officer of the General Partner
James Saunders
(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of the General Partner
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

COPANO PIPELINES/TEXAS GULF COAST, L.P.

By:	Copano Pipelines (Texas) GP, L.L.C., its general partner (the “General Partner”)

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ DUANE KOKINDA	President of the General Partner
Duane Kokinda	(Principal Executive Officer)

/S/ JAMES SAUNDERS	Vice President and Chief Financial Officer of the General Partner
James Saunders
(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of the General Partner
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

COPANO ENERGY SERVICES/UPPER GULF COAST, L.P.

By:	Copano Energy Services GP, L.L.C., its general partner (the “General Partner”)

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ DUANE KOKINDA	President of the General Partner
Duane Kokinda	(Principal Executive Officer)

/S/ JAMES SAUNDERS	Vice President and Chief Financial Officer of the General Partner
James Saunders
(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of the General Partner
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

COPANO ENERGY SERVICES/TEXAS GULF COAST, L.P.

By:	Copano Energy Services (Texas) GP, L.L.C., its general partner (the “General Partner”)

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ DUANE KOKINDA	President of the General Partner
Duane Kokinda	(Principal Executive Officer)

/S/ JAMES SAUNDERS	Vice President and Chief Financial Officer of the General Partner
James Saunders
(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of the General Partner
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

ESTES COVE FACILITIES, L.L.C.

By:	Copano Field Services/Copano Bay, L.P., its sole member

By:	Copano Field Services GP L.L.C., its general partner (the “General Partner”)

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ DUANE KOKINDA	President
Duane Kokinda	(Principal Executive Officer)

/S/ JAMES SAUNDERS	Vice President and Chief Financial Officer
James Saunders	(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of the General Partner
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

NUECES GATHERING, L.L.C.

By:	Copano Field Services/Agua Dulce, L.P., its sole member

By:	Copano Field Services GP L.L.C., its general partner (the “General Partner”)

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ DUANE KOKINDA	President
Duane Kokinda	(Principal Executive Officer)

/S/ JAMES SAUNDERS	Vice President and Chief Financial Officer
James Saunders	(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of the General Partner
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

CDE PIPELINE LLC

By:	Copano Pipelines/South Texas, L.P., its sole member

By:	Copano Pipelines GP L.L.C., its general partner (the “General Partner”)

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ DUANE KOKINDA	President
Duane Kokinda	(Principal Executive Officer)

/S/ JAMES SAUNDERS	Vice President and Chief Financial Officer
James Saunders	(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of the General Partner
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

ACP TEXAS, L.L.C.
RIVER VIEW PIPELINES, L.L.C.
CMW ENERGY SERVICES, L.L.C.
GREENWOOD GATHERING, L.L.C.

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ DUANE KOKINDA	President
Duane Kokinda	(Principal Executive Officer)

/S/ JAMES SAUNDERS	Vice President and Chief Financial Officer
James Saunders	(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of Copano Field Services/North Texas, L.L.C., the sole member
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

ALAMO CREEK PROPERTIES, L.L.C.

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ DUANE KOKINDA	President
Duane Kokinda	(Principal Executive Officer)

/S/ JAMES SAUNDERS	Vice President and Chief Financial Officer
James Saunders	(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of ACP Texas, L.L.C., the sole member
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

CHC LP HOLDINGS, L.L.C.
COPANO NGL SERVICES GP, L.L.C.
COPANO PROCESSING GP, L.L.C.
COPANO NGL SERVICES (MARKHAM), L.L.C.

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ DUANE KOKINDA	President
Duane Kokinda	(Principal Executive Officer)

/S/ JAMES SAUNDERS	Vice President and Chief Financial Officer
James Saunders	(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of Copano Houston Central, L.L.C., the sole member
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

COPANO NGL SERVICES, L.P.

By:	Copano NGL Services GP, L.L.C., its general partner (the “General Partner”)

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ DUANE KOKINDA	President of the General Partner
Duane Kokinda	(Principal Executive Officer)

/S/ JAMES SAUNDERS	Vice President and Chief Financial Officer of the General Partner
James Saunders
(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of the General Partner
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

COPANO PROCESSING, L.P.

By:	Copano Processing GP, L.L.C., its general partner (the “General Partner”)

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ DUANE KOKINDA	President of the General Partner
Duane Kokinda	(Principal Executive Officer)

/S/ JAMES SAUNDERS	Vice President and Chief Financial Officer of the General Partner
James Saunders
(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of the General Partner
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

COPANO LIBERTY, LLC

By:	Copano NGL Services, L.P., its sole member

By:	Copano NGL Services GP, L.L.C., its general partner (the “General Partner”)

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ DUANE KOKINDA	President
Duane Kokinda	(Principal Executive Officer)

/S/ JAMES SAUNDERS	Vice President and Chief Financial Officer
James Saunders	(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of the General Partner
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

SCISSORTAIL ENERGY, LLC

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ DUANE KOKINDA	President
Duane Kokinda	(Principal Executive Officer)

/S/ JAMES SAUNDERS	Vice President and Chief Financial Officer
James Saunders	(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of Copano Energy/Mid-Continent, L.L.C., the sole member
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

COPANO/RED RIVER GATHERING GP, L.L.C.
COPANO/RED RIVER GATHERING LP HOLDINGS, L.L.C.
HARRAH MIDSTREAM LLC

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ DUANE KOKINDA	President
Duane Kokinda	(Principal Executive Officer)

/S/ JAMES SAUNDERS	Vice President and Chief Financial Officer
James Saunders	(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of ScissorTail Energy, LLC, the sole member
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

CIMMARRON GATHERING, LP

By:	Copano/Red River Gathering GP, L.L.C., its general partner (the “General Partner”)

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ DUANE KOKINDA	President of the General Partner
Duane Kokinda	(Principal Executive Officer)

/S/ JAMES SAUNDERS	Vice President and Chief Financial Officer of the General
James Saunders	Partner
(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of the General Partner
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

COPANO NATURAL GAS/ROCKY MOUNTAINS, LLC
COPANO FIELD SERVICES/ROCKY MOUNTAINS, LLC

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ DUANE KOKINDA	President
Duane Kokinda	(Principal Executive Officer)

/S/ JAMES SAUNDERS	Vice President and Chief Financial Officer
James Saunders	(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of Copano Energy/Rocky Mountains, L.L.C., the sole member
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

COPANO PIPELINES/ROCKY MOUNTAINS, LLC
CANTERA GAS COMPANY LLC

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ DUANE KOKINDA	President
Duane Kokinda	(Principal Executive Officer)

/S/ JAMES SAUNDERS	Vice President and Chief Financial Officer
James Saunders	(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of Copano Natural Gas/Rocky Mountains, LLC, the sole member
David R. DeVeau

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, state of Texas on May 1, 2013.

COPANO FIELD FACILITIES/ROCKY MOUNTAINS, LLC

By:	/s/ David R. DeVeau
Name:	David R. DeVeau
Title:	Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed below by the following persons in the capacities as indicated on May 1, 2013.

Signature	Title

/S/ DUANE KOKINDA	President
Duane Kokinda	(Principal Executive Officer)

/S/ JAMES SAUNDERS	Vice President and Chief Financial Officer
James Saunders	(Principal Financial and Accounting Officer)

/S/ DAVID R. DEVEAU	Vice President of Copano Field Services/Rocky Mountains, LLC, the sole member
David R. DeVeau